CORTLAND TRUST, INC.
                                600 Fifth Avenue
                            New York, New York 10020


                                                                January 18, 2000




Dear Shareholder:

                  You are cordially invited to attend a special meeting of shareholders of Cortland Trust, Inc. (the "Company") to be held on Monday, February 7, 2000 at 10:00 a.m. Eastern time at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York. The meeting is being held to elect five Directors of the Company and to ratify the selection of Ernst & Young LLP as independent public accountants of the Company for its fiscal year ending March 31, 2000.

                  We have prepared a single "combined" Proxy Statement for use by the shareholders of all of the Company's Funds because much of the information required to be included in the proxy materials for each Fund is substantially identical. If you own shares in more than one Fund, you are receiving separate proxy materials for each Fund you own. We believe that a joint Proxy Statement is more efficient and cost effective.

                  The information set forth below is designed to answer your questions and help you cast your proxy as a shareholder. It is being provided as a supplement to, not a substitute for, your proxy materials. Please read the full text of the Proxy Statement for a complete understanding of the Proposals.

Q. Why are the Proposals being recommended?

     A. Proposal 1. Election of Directors. Since less than a majority of the Company's current Directors has been elected by shareholders following the retirement of one Director, the Company is required to hold a meeting of shareholders for the purpose of electing Directors to fill any existing vacancies.

         Proposal 2. Ratification of the selection of the Company's independent public accountants. Such selection is required to be submitted for ratification at the next succeeding annual meeting of shareholders. The Company does not hold regular annual meetings of shareholders and is, therefore, submitting this Proposal at this special meeting.

Q.       As a shareholder, what do I need to do?

     A. Please read the enclosed Proxy Statement and vote now by completing, signing and returning the enclosed proxy in the prepaid envelope.

               Thank you in advance for your attention and vote with regard to these important Proposals.


                                                     Sincerely,


                                                     Steven W. Duff
                                                     President

                              CORTLAND TRUST, INC.
                                600 Fifth Avenue
                            New York, New York 10020


                            NOTICE OF SPECIAL MEETING

To the Shareholders of
CORTLAND TRUST, INC.:

          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Cortland Trust, Inc. (the "Company") will be held at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York on Monday, February 7, 2000 at 10:00 a.m. Eastern time, for the purposes of voting on the proposals set forth below, as well as for the transaction of such other business as may be properly brought before the Meeting. The proposals are discussed in detail in the accompanying Proxy Statement dated January 18, 2000.

          Proposal 1: Election of five Directors to serve until their successors are duly elected and qualified;

          Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000. No change in accountants is proposed.


          The Directors have fixed the close of business on January 18, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.

          WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN YOUR PROXY CARD AND RETURN IT. THE PROXY IS REVOCABLE AT ANY TIME BEFORE ITS USE.


                                       Bernadette N. Finn
                                       Secretary

January 18, 2000


P.S. A postage paid return envelope is enclosed for your convenience so that you may return your proxy card as soon as possible.

                              CORTLAND TRUST, INC.
                                600 Fifth Avenue
                            New York, New York 10020


                     PROXY STATEMENT DATED JANUARY 18, 2000


         Special Meeting of Shareholders to be held on February 7, 2000



GENERAL INFORMATION

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cortland Trust, Inc., a Maryland corporation whose shares are divided into three series Funds (each a "Fund", collectively the "Funds"), in connection with a special meeting of shareholders (the "Meeting") to be held on Monday, February 7, 2000 at 10:00 a.m. Eastern time at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York, and at any adjournment(s) thereof, at which shareholders will be asked to consider the following:

          Proposal 1: Election of five Directors to serve until their successors are duly elected and qualified;

          Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000. No change in accountants is proposed.


          Even if you sign and return the accompany proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Company prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares of common stock ("shares") for the election of the proposed nominees as Directors and in favor of the ratification of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000.

          Proxy solicitation will be made primarily by mail, but may also be made by telephone, telegraph, facsimile, or personal interview conducted by certain officers or employees of the Funds, Reich & Tang Asset Management L.P. (the "Advisor"), 600 Fifth Avenue , New York, New York, Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, New York, and their affiliates. The costs of the solicitation of proxies will be borne by the Advisor.

          The Funds are composed of three series portfolios, each of which represents shares of common stock in a separate investment portfolio. The Funds are designated as the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund. The Cortland General Money Market Fund consists of three classes: the Cortland General Money Market Fund Class, the Live Oak General Money Market Fund Class and the Pilgrim General Money Market Fund Class. The U.S. Government Fund consists of three classes: the U.S. Government Fund Class, the Live Oak U.S. Government Fund Class and the Bradford U.S. Government Money Market Fund Class. The Municipal Money Market Fund consists of three classes: the Municipal Money Market Fund Class, the Live Oak Municipal Money Market Fund Class and the Bradford Short-Term Municipal Money Market Fund Class.

          The Board of Directors has fixed the close of business on January 18, 2000 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were 2,192,499,211.20 shares of common stock of the Company outstanding, comprised of 1,730,806,410.42 shares of the Cortland General Money Market Fund, 187,690,054.71 shares of the U.S. Government Fund and 274,002,746.07 shares of the Municipal Money Market Fund. The holders of each share of a Fund shall be entitled to one vote for each full share. To the best of the knowledge of the Company, no person beneficially owned more than 5% of its outstanding shares on the Record Date. As of the Record Date, the officers and directors of the Company, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of any Fund's total outstanding shares.

          A copy of your Fund's annual report for the fiscal year ended March 31, 1999 and semi-annual report for the period ended September 30, 1999 may be received, free of charge, by calling the Fund, toll free, at (800) 433-1918.

          The vote of a plurality of the Company's shares represented at the Meeting is required for the election of Directors (Proposal 1). The vote of a simple majority of the shares voted at the Meeting is required for the ratification of the selection of Ernst & Young LLP as the independent public accountants for the Funds (Proposal 2). Shareholders entitled to cast a majority of the votes, either in person or by proxy, shall constitute a quorum.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken for one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed represented at the Meeting for purposes of calculating the vote with respect to such matter.

          The persons named in the accompanying proxy will vote the number of shares represented thereby as directed in the proxy or, in the absence of such direction AUTHORITY GIVEN with respect to the election of Directors (Proposal 1) and FOR ratification of the selection of Ernst & Young LLP as the Company's independent public accountants (Proposal 2).

          If the proposals are approved, it is anticipated that they will become effective as soon as practical after shareholder approval.

PROPOSAL 1 - ELECTION OF DIRECTORS

          The first proposal to be considered at the Meeting is the election of Directors.

          One individual not currently serving on the Board of Directors has been nominated to serve as a Director. If elected by shareholders, this individual will serve together with four members of the present Board of
Directors: Albert R. Dowden, Steven W. Duff, Carl Frischling, and James L. Schultz.

          Five nominees are to be elected as Directors, each to serve until his successor is duly elected and qualified. All nominees have consented to be named in this Proxy Statement and agreed to serve if elected. The current independent Directors reserve the right to substitute another person or persons of their choice as a nominee or nominees if a nominee is unable to serve as a Director at the time of the Meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a Director:


------------------------------ ------ ---------------------------------------------------- -------------- --------------
Name                           Age    Principal Occupation During the Past Five Years      Position       Director
                                      and Directorships of Public Companies                with the       Since
                                                                                           Funds
------------------------------ ------ ---------------------------------------------------- -------------- --------------

Albert R. Dowden               58     Director of Annuity & Life Re (Holdings), Ltd;       Chairman of        1985
                                      former President and CEO of Volvo North America      the Board
                                      Corporation.                                         and a
                                                                                           Director
------------------------------ ------ ---------------------------------------------------- -------------- --------------
Steven W. Duff                 46     President of the Mutual Funds Division of Reich &    Director and       1997
                                      Tang Asset Management L.P.                           President
------------------------------ ------ ---------------------------------------------------- -------------- --------------
Carl Frischling                62     Partner, Kramer Levin Naftalis & Frankel LLP; and    Director           1998
                                      Director, AIM Funds and Lazard Funds, Inc.
------------------------------ ------ ---------------------------------------------------- -------------- --------------
William Lerner                 63     Attorney; Director, Seitel, Inc., Rent-Way, Inc.,    Nominee                 --
                                      Helm Capital Group, Inc., and
                                      Micros-to-Mainframes, Inc.
------------------------------ ------ ---------------------------------------------------- -------------- --------------
James L. Schultz               63     President, Treasurer and Director of Computer        Director           1985
                                      Research, Inc.
------------------------------ ------ ---------------------------------------------------- -------------- --------------

          Mr. Steven W. Duff, as an affiliated person of Reich & Tang Asset Management L.P. and its affiliates, is an "interested person" of the Company within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

          Mr. Carl Frischling is considered to be an "interested person" of the Company because his law firm has performed legal services for the Company's Funds within the past two years.

          Directors on the Board who are not "interested persons" of the Company receive an annual fee of $10,000, plus $1,250 for each Board meeting attended, and all Directors are reimbursed by the Company for expenses incurred in connection with attendance at meetings of the Board of Directors. The compensation paid to the Directors for the fiscal year ended March 31, 1999 is as follows:

                                                             COMPENSATION TABLE

------------------------------ --------------------- -------------------------- -------------------- -------------------------
      Name of Director              Aggregate          Pension or Retirement     Estimated Annual    Total Compensation from
                                Compensation from    Benefits Accrued as Part      Benefits upon       the Company and Fund
                                   the Company       of the Company's Expenses      Retirement           Complex Paid to
                                                                                                            Directors*
------------------------------ --------------------- -------------------------- -------------------- -------------------------
        Owen Daly, II                $15,000                     0                       0               $15,000 (1 Fund)

------------------------------ --------------------- -------------------------- -------------------- -------------------------
      Albert R. Dowden               $15,000                     0                       0               $15,000 (1 Fund)

------------------------------ --------------------- -------------------------- -------------------- -------------------------
       Steven W. Duff                   0                        0                       0                      0
------------------------------ --------------------- -------------------------- -------------------- -------------------------

       Carl Frischling                  0                        0                       0                      0
------------------------------ --------------------- -------------------------- -------------------- -------------------------

     David C. Melnicoff              $11,250                     0                       0               $11,250 (1 Fund)
------------------------------ --------------------- -------------------------- -------------------- -------------------------

      James L. Schultz               $15,000                     0                       0               $15,000 (1 Fund)
------------------------------ --------------------- -------------------------- -------------------- -------------------------

* The parenthetical number represents the number of investment companies (including the Company) from which such person receives compensation that are considered part of the same Fund Complex as the Company, because, among other things, they have a common investment advisor.

          The Funds have an Audit Committee currently consisting of Mr. Dowden and Mr. Schultz. If elected, it is expected that Mr. Lerner will become a member of the Audit Committee. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that the Audit Committee will consist of three nominees for election as Directors who are not "interested persons" of the Advisor or the Company. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Funds' independent public accountants, reviews with such accountants the scope and results of the Funds' annual audit, reviews the annual and semiannual financial reports of the Funds and considers any comments which the accountants may have regarding the Funds' financial statements or books of account. Audit Committee members receive no additional compensation for attending an Audit Committee meeting.

          During the fiscal year ended March 31, 1999, the Board of Directors held four meetings and the Audit Committee held two meetings. During such fiscal year, each Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of

Directors (held during the period during which he has been a Director); and (ii) the total number of meetings held by any committee of the Board of Directors on which he served.

Executive Officers

                  The Company's executive officers are set forth below. The business address of the Company and of its Funds is 600 Fifth Avenue, New York, New York 10020. The executive officers receive no compensation from the Company or any of its Funds.

-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Name                             Age    Principal Occupation During                        Officer      Position with the
                                        the Past Five Years                                Since        Company
-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Steven W. Duff                   46     See table of nominees under "Election of              1990      Director and President
                                        Directors".
-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Richard DeSanctis                43     Vice President and Treasurer of Cortland Trust,       1990      Vice President and
                                        Inc.; Treasurer of 18 funds in the Reich & Tang                 Treasurer
                                        Fund Complex.
-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Molly Flewharty                  48     Vice President of Cortland Trust, Inc.; Vice          1991      Vice President
                                        President of the Mutual Funds Division of Reich
                                        & Tang Asset Management L.P.; Vice President of
                                        18 other funds in the Reich & Tang Fund Complex.
-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Dana E. Messina                  43     Vice President of the Cortland Trust, Inc.;           1991      Vice President
                                        Executive Vice President of the Mutual Funds
                                        Division of Reich & Tang Asset Management L.P.;
                                        Vice President of 15 other funds in the Reich &
                                        Tang Fund Complex; from 1993 to 1995, Vice
                                        President of the Mutual Funds Division of Reich
                                        & Tang Asset Management L.P.
-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Ruben Torres                     50     Vice President of Cortland Trust, Inc.; Vice          1990      Vice President
                                        President of Operations of Reich & Tang
                                        Services, Inc.; formerly Vice President and
                                        Assistant Treasurer of Cortland Financial Group,
                                        Inc.
-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Bernadette N. Finn               52     Vice President and Secretary of Cortland Trust,       1991      Vice President and
                                        Inc; Vice President of the Mutual Funds Division                Secretary
                                        of Reich & Tang Asset Management L.P.; Vice
                                        President  and  Secretary  of 5 funds in
                                        the Reich & Tang Fund Complex.
-------------------------------- ------ -------------------------------------------------- ------------ -----------------------
Rosanne Holtzer                  35     Assistant Treasurer of Reich & Tang Asset             1997      Assistant Treasurer
                                        Management L.P.; Vice President of the Mutual
                                        Funds division of Reich & Tang Asset Management
                                        L.P.; Assistant Treasurer of 18 other funds in
                                        the Reich & Tang Fund Complex; former Manager of
                                        Fund Accounting of Reich & Tang Asset Management
                                        L.P.

The Board of Directors unanimously recommends that shareholders vote "For" election of the proposed slate of nominees.


PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

          Ernst & Young LLP has been selected by vote of the Board of Directors, including a majority of the independent Directors, as the Funds' independent public accountants for the current fiscal year ending March 31, 2000. The employment of Ernst & Young LLP is conditioned upon the right of each Fund, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.
                                     - 5 -

                  Ernst & Young LLP has acted as the Funds' independent public accountants since 1985. If the Funds' shareholders do not ratify the selection of Ernst & Young LLP, other certified public accountants will be considered for selection by the Board of Directors.

                  Representatives of Ernst & Young LLP are not expected to be present at the Meeting, although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Ernst & Young LLP are present, they will be available to respond to appropriate questions from shareholders.

The Board of Directors unanimously recommends that shareholders ratify the selection of Ernst & Young LLP.


OTHER INFORMATION

          Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called upon to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

          Submission of Proposals for the Next Meeting of the Company. Under the Company's Articles of Incorporation and By-Laws, meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Directors have been elected by shareholders). Therefore, the Company does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to Cortland Trust, Inc. at 600 Fifth Avenue, New York, New York 10020, and must be received by the Company within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                               By Order of the Board of Directors,


                               Bernadette N. Finn
                               Secretary

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

                              CORTLAND TRUST, INC.

                    Proxy for Special Meeting of Shareholders
                           to be held February 7, 2000

          The undersigned hereby appoints Steven W. Duff and Bernadette N. Finn and each of them (with full power of substitution) as proxies to vote for the undersigned all shares of Cortland Trust, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held on February 7, 2000 at 10:00 a.m. Eastern time at the offices of Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York, or any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the Meeting or any adjournments thereof. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

          Proposal 1: Election of the five Directors below to serve until their successors are duly elected and qualified:

                                    AUTHORITY        AUTHORITY
                                     GIVEN           WITHHELD

                                     [  ]            [   ]


(01)   Steven W. Duff    (02)   Albert R. Dowden     (03)   Carl Frischling
(04)   William Lerner    (05)   James L. Schultz

If you wish to withhold authority to vote for some but not all of the nominees named above, you should check the box marked "Authority Given" and you should enter the name(s) of the nominee(s) with respect to whom you wish to withhold authority to vote in the space provided below:



_______________________________________________


          Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending March 31, 2000. No change in accountants is proposed.

                           FOR               AGAINST           ABSTAIN

                           [  ]              [  ]                [  ]

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2.

          The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors. (Please mark, sign, date and return this proxy promptly in the enclosed envelope.)


                                      Dated:_________________, 2000



                                        ------------------------------
                                                  Signature

                                        ------------------------------
                                           Signature if held jointly

                                        Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partner, please sign in partnership name by authorized person.

                                        If your address differs from the above, please advise the Company as to your correct address.

                                        Sign,  Date and  Return  the Proxy  Card
                                        Promptly Using the Enclosed Envelope.